SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2013

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 8 - Other Events

Item 8.01 - Other Events.

Enrollment in a safety trial evaluating Renevia™, a proprietary injectable matrix designed to facilitate the stable engraftment of transplanted cells, has been completed. Ten healthy volunteers each received one subcutaneous injection of Renevia™ without cells.  The primary objective of the trial is to determine the safety, tolerability, and acceptance of Renevia™ without cells as determined by monitoring subjects for any post-treatment reactions.  Examinations of the subjects after they received Renevia™ injections have shown that Renevia™ as well-tolerated by all subjects with no serious adverse events or subject withdrawals.  A final check of the enrolled subjects for adverse events will be made four weeks after the injection.

The Renevia™ safety study was initiated on October 7, 2013 at The Stem Center in Palma de Mallorca, Spain, a patient therapy center, laboratory, and research facility located within the hospital Clinica USP Palmaplanas in Palma.

Subsequent clinical studies are planned to document the efficacy of Renevia™ as a delivery matrix for adipose cells to restore normal skin contours in patients where the subcutaneous adipose tissue has been lost to lipoatrophy, beginning with HIV related facial lipoatrophy. Lipoatrophy is a localized loss of fat beneath the skin.  Lipoatrophy is often a consequence of the normal aging process where the loss of fat in the cheeks or the back of the hands contributes to an aged appearance, but lipoatrophy can also be associated with trauma, surgery, and diseases, and is frequently suffered by HIV patients being treated with anti-viral drugs.  According to published estimates, at least several hundred thousand patients in Europe, and a similar number in the U.S., are affected by lipoatrophy and related conditions such as lipodystrophy. These patients have very limited treatment options and these conditions therefore represent a significant unmet medical need. Our plans to proceed with additional clinical trials are subject to obtaining required regulatory and institutional approvals.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release Dated October 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date:	October 28, 2013	By:	/s/ Michael D. West
Chief Executive Officer

Exhibit Number	Description
99.1	Press Release Dated October 28, 2013.

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